Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2018
Commitments and Contingent Liabilities [Abstract]
COMMITMENT AND CONTINGENT LIABILITIES

NOTE 10 – COMMITMENTS AND CONTINGENT LIABILITIES

A.	From 2012 through 2013, the Company received grants from the OCS (Office of the Chief Scientist) in the total amount of $162,017, for its plans to develop a series of patient-friendly blood tests that enable the early detection of a variety of cancers (the “Development Plan”). Such contingent obligation has no expiration date. During 2016, the OCS approved further grants (under the same terms) up to a maximum amount of approximately $185,000, of which the Company received $110,220 during 2016. The receipt of such amounts is dependent on numerous conditions being met. No amounts were received during 2017 and 2018. The Company is required to pay royalties to the OCS at a rate of 3% in the first three years and 3.5% starting from the fourth year, of the proceeds from the sale of the Company’s products arising from the Development Plan up to an amount equal to $272,237, plus annual interest equal to 12-month LIBOR applicable to dollar deposit.

B.	At inception of the Company, the Company entered into a license agreement with B.G. Negev Technologies and Applications Ltd (a wholly owned subsidiary of Ben Gurion University – Israel) and Mor Research Applications Ltd. (a wholly owned subsidiary of Clalit Medical Services – Israel) (the “Licensors”) in which the Company obtained an exclusive world-wide license to develop, research, commercialize, produce, market and sub-license, products based on the Licensors’ technology. The Company’s technology is built on this license which is therefore material to the Company. According to the license agreement, future royalties would be paid to the licensors based on the following royalty rates:

On net sales of:	%
● leukemia related products	3.0
● other products	2.5
● in certain limited circumstances, rates may be reduced to	2.0

On fixed sublicense income (with no sublicense income on sales by sub licensee):	%
● leukemia related products	20.0
● other products	15.0

On fixed sublicense income (with sublicense income on sales by sub licensee):	%
● leukemia related products	10.0
● other products	7.5

Without any connection to the Company’s sales, the Company is required to pay minimum royalties to the Licensors according to the following schedule (subject to the termination clause described below):

1.    Year 2015 - $10,000

2.    Year 2016 - $25,000

3.    Year 2017 and on - $50,000 per year.

In any specific year, the total royalties payable to the Licensors shall be the higher of:

●    the regular royalties based on the royalty rates as described above and

●    the minimum royalties.

The minimum royalties will be paid to the Licensors regardless of whether the Company succeeds in generating revenues from sales of the products arising from the usage of the Licensors’ technology.

The license agreement is for an unlimited term, unless terminated earlier by either of the parties. Each party is entitled to terminate the agreement as a result of a material breach or a failure to comply with a material term by the other party, as a result of liquidation or insolvency of the other party (“Termination for Cause”). In addition, the Company was entitled to terminate the agreement if at any time, during the period of 7 years following the effective date of the transaction, the Company, at its sole discretion, determined that commercialization of the leukemia licensed products is not commercially viable. After such period, the Company is not entitled to terminate this license agreement other than in accordance with the Termination for Cause provisions. As of December 31, 2018, the Company did not reach a determination regarding the viability of the commercialization of the leukemia licensed products.

However, since the 7-year period ended prior to December 31, 2018, the Company may not terminate the agreement other than Termination for Cause. The Company has accrued the amount of the non-cancellable minimum royalties and the future liability with respect to the commitment to pay minimum royalties to the Licensors for any future periods in a total amount of $373,000 of which $185,000 is considered a current liability and $188,000 is considered non-current. This balance was measured based on the future cash payments discounted using an interest rate of 21% which represents, according to management estimate, the applicable rate of risk for the Company.

During 2017, the Company and the Licensors agreed on an amendment to the agreement in respect of the years 2015, 2016 and 2017 (in an aggregate amount of $85,000), according to which the minimum royalties payable to the Licensors shall be paid on the earlier of (i) August 1, 2017; and (ii) within 3 days following the date on which the Company shall have received an equity investment with net proceeds of not less than $10,000,000. As of December 31, 2018, the Company had not paid any of the minimum royalties to the Licensors with respect to any of the years 2015 through 2018. The Company and the Licensor are negotiating to further amend the agreement in respect of the amounts of the minimum royalties.

C.	In January 2015, the Company signed a one-year lease agreement for the lease of 108 sq. m. of office space in Rehovot, Israel for a monthly consideration of NIS 6,780 (approximately $1,830). The lease was renewed by the Company on February 1, 2018 for an additional term of one year at NIS 7,200 (approximately $1,892) per month, with automatic renewal for a second one-year period at NIS 7,400 per month, unless one party provides the other with written notice of non-renewal. Lease payments are linked to the Israeli CPI based on the CPI published on February 15, 2015, which until December 31, 2018, has not changed significantly. The total expected future lease commitments from January 2019 and onwards (until December 2019) are approximately NIS 84,000 ($22,000).

D.	In October 2015, the Company signed an agreement with a non-Israeli company to procure governmental and quasi-governmental grants to support the research and development of the Company. The agreed upon fee for such service is totally dependent on the success of obtaining such grants, so that the Company will never incur a net cost in this regard. After paying approximately $56,000, the Company will thereafter pay 10% of the grants received. During 2016, the Company received approximately $56,000, which was paid out as per the above-mentioned agreement. As of December 31, 2018, the Company did not receive and does not expect to receive any amounts regarding this agreement.

E.	Care G.B Plus Ltd

On December 20, 2018, the Company signed an exclusive reseller agreement with Care G.B. Plus Ltd (the Reseller) to market, distribute, and resell the Company’s breast cancer screening products to customers located in and taking delivery in the State of Israel (the Territory). The agreement is subject to approval by the shareholders of the Company.

The Reseller’s exclusive right to market and sell the Products in the Territory is subject to the Reseller achieving milestones set by both parties. As of December 31, 2018, the Company has not yet generated any sales.

F.	Ostrovitsky loan conversion

In November 2018, the Company entered into agreement with one of its shareholders to assign his loan to S.B. Nihul Mekarkein Ltd. and Sorry Doll Ltd. (the beneficiary). According to the agreement, the Company and the beneficiary agreed to convert the loan into ordinary shares of the Company at price of US$0.10 per share- (3,500,000 Shares). The conversion of the loan into ordinary shares shall be completed subject to the approval of the shareholders of the Company. In addition, the Company agreed to grant the beneficiary an option to purchase twice the amount of the converted stocks, (7,000,000 ordinary shares), to be available to purchase at a stock price of US$0.20 per share, for a period of 5 years from the signing of this contract. (See Note 8).

G.	On November 24, 2018, the Company entered into a binding letter of intent with Amarantus Bioscience Holdings, Inc. (“Amarantus”), a biotechnology holding company, for the establishment of a joint venture to develop LymPro Test®, an immune-based neurodiagnostic blood test originally developed at the University of Leipzig, as a diagnostic blood test for detection of Alzheimer’s disease (the “Joint Venture Transaction”). Pursuant to the letter of intent, the Company undertook to issue to Amarantus 19.99% of the Company’s outstanding ordinary shares, in exchange for 19.99% of Breakthrough Diagnostics, Inc., a wholly-owned subsidiary of Amarantus. As part of the joint venture transaction, all rights to the LymPro Test and certain other diagnostic assets will be assigned by Amarantus to Breakthrough Diagnostics. In addition, Amarantus undertook to grant the Company an exclusive option, in effect for sixty (60) days, to acquire the remaining 80.01% of Breakthrough Diagnostics in exchange for an additional 30.01% of the Company’s outstanding shares. The exclusive option will be exercisable upon Amarantus entering into an amended and restated license agreement with the University of Leipzig. The closing of the joint venture transaction is subject to the Company raising $1,000,000 in equity or debt financing.

H.	On July 30, 2018, the Board of Directors of Todos Medical Ltd. resolved that Dr. Herman Weiss, will cease to serve as the Company’s current Chairman of the Board of Directors, and appointed him as Chief Executive Officer of the Company effective immediately. Additionally, in conjunction with the appointment of Dr. Weiss as Chief Executive Officer, Rami Zigdon, the Company’s then-current Chief Executive Officer, left his current position but was appointed as the Company’s Chief Business Officer and will continue serving as a member of the Company’s Board of Directors.

The Company’s Compensation Committee and Board of Directors have approved the following compensation package for Dr. Weiss, to be retroactive to August 1, 2018, which will be presented to the shareholders of the Company for approval at the annual meeting of shareholders:

●	Salary: NIS 47,840 per month

●	Bonus: Annual performance bonus of up to 35% of annual salary + 1% additional options, linked to the achievement of performance goals to be established by the Board of Directors each year.

●	Equity: The Company will grant the CEO options to purchase 5% of the Company’s issued and outstanding shares as of March 25, 2019, at an exercise price equal to the fair market value of the Company’s shares on the date of grant, in accordance with the following vesting schedule:

○	25% will vest on grant

○	25% will vest on the consummation of the Company’s planned public offering (the “Public Offering Date”)

○	25% will vest quarterly in the first year following the Public Offering Date

○	25% will vest quarterly in the second year following the Public Offering Date

●	Notice Period: 3 months

●	Severance Payments: 6 months’ salary following effective date of termination

●	Change in Control Payment: In the event the CEO is terminated due to a change of control, the Company will pay the CEO 12 months’ salary (instead of the 6 months’ salary) following the effective date of termination.

●	Change in Control Acceleration: In the event of a change of control transaction following the Public Offering Date vesting will be accelerated, and all of the options will become fully vested.

The company made a provision in the financial statements of $83,000 to reflect the compensation liability to Dr. Herman Weiss for services provided as the chief executive officer, as part of other current liabilities (see Note 7).